                                                                    Exhibit 31.2

I, James Weber,  Chief Financial Officer of FalconStor  Software,  Inc., certify that:

     1.   I have  reviewed  this  quarterly  report on Form  10-Q of  FalconStor
          Software, Inc.;

     2.   Based on my  knowledge,  this  report  does  not  contain  any  untrue statement  of a  material  fact  or  omit to  state  a  material  fact necessary to make the statements  made, in light of the  circumstances under which such  statements were made, not misleading with respect to the period covered by this quarterly report;

     3.   Based on my knowledge,  the financial statements,  and other financial information  included in this report,  fairly  present in all material respects the financial condition, results of operations and cash flows of the  registrant  as of,  and for,  the  periods  presented  in this report;

     4.   The registrant's  other  certifying  officer and I are responsible for establishing  and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules  13a-15(e) and  15d-15(e))  and internal control  over  financial  reporting  (as defined in Exchange Act Rules
          13a-15(f) and 15d-15(f)) for the registrant and we have:

          a)  designed such disclosure  controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under  our supervision,  to ensure that material  information relating to the registrant, including its consolidated subsidiaries, is made known to us by others  within those  entities,  particularly  during the period in which this report is being prepared;

          b)  designed such internal controls over financial reporting, or cause such  internal  controls over  financial  reporting to be designed under our supervision,  to provide reasonable  assurance regarding the  reliability  of financial  reporting and the  preparation  of financial  statements  for external  purposes in  accordance  with generally accepted accounting principles;

          c)  evaluated  the   effectiveness  of  the  registrant's   disclosure
              controls  and   procedures   and  presented  in  this  report  our
              conclusions about the effectiveness of the disclosure controls and procedures,  as of the end of the period  covered  by this  report based on such evaluation; and

          d)  disclosed in this report any change in the  registrant's  internal
              control  over  financial   reporting  that  occurred   during  the
              registrant's most recent fiscal quarter (the  registrant's  fourth fiscal  quarter  in  the  case  of  an  annual  report)  that  has materially  affected,  or is  reasonably  likely  to  affect,  the registrant's internal control over financial reporting; and

     5.   The registrant's other certifying officer and I have disclosed,  based on our most recent  evaluation  of  internal  control  over  financial reporting,  to the  registrant's  auditors and the audit  committee of registrant's  board of directors (or persons performing the equivalent function):

          a)  all significant deficiencies and material weaknesses in the design or operation of internal  control over financial  reporting  which are reasonably likely to affect the registrants ability to record, process, summarize and report financial information; and

          b)  any fraud,  whether or not material,  that involves  management or other  employees who have a significant  role in the  registrant's internal control over financial reporting.

    Date: May 10, 2005                        /s/  James Weber
                                              ----------------
                                              James Weber
                                              Chief Financial Officer
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